-13-

                            THE DEWOLFE COMPANY, INC.

                        DEWOLFE RELOCATION SERVICES, INC.

                    REFERRAL ASSOCIATES OF NEW ENGLAND, INC.

                              HILLSHIRE HOUSE, INC.

                           REAL ESTATE REFERRAL, INC.

                       THE DEWOLFE INSURANCE AGENCY, INC.

                        DOLLAR DRY DOCK REAL ESTATE, INC.

                            THE HERITAGE GROUP, INC.



                               LINE OF CREDIT NOTE


$4,000,000                                                      January 16, 1998
                                                           Boston, Massachusetts


         For value received, the undersigned hereby jointly and severally promise to pay to BANKBOSTON, N.A. (formerly known as The First National Bank of Boston, the "Bank"), or order, the principal amount of FOUR MILLION DOLLARS ($4,000,000), payable in a single installment in an amount equal to the entire principal balance outstanding hereunder, plus all accrued interest and other amounts due and owing hereunder or under the Agreement referred to below payable on January 15, 1999, with interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid principal amount hereof at the rate or rates per annum specified in the Agreement referred to below, payable in monthly arrears on the last day of each month, commencing on the first such date next succeeding the date hereof and at maturity (whether by acceleration or otherwise).

     Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or other amounts payable under the Agreement or under this Note shall bear interest from and including the due date thereof until paid, compounded daily and payable on demand, at a rate per annum equal to three and one half percent (3.5%) above the rate then applicable to the Line of Credit Loan. If a payment of principal or interest hereunder is not made within 10 days of its due date, the undersigned will also pay on demand a late payment charge equal to 5% of the amount of such payment. In no event shall the amount contracted for and agreed to be paid by the Borrowers as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto.

         This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain Amended and Restated Credit and Security Agreement dated as of March 30, 1995 by and among the Borrowers and the Bank, as amended (herein, as the same may from time to time be amended or extended, referred to as the "Agreement"), but neither this reference to such Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as provided herein. All payments or principal of and interest on this Note shall be payable in immediately available funds at the address of the Bank set forth in the Agreement. Capitalized terms used herein without definition which are defined in the Agreement shall have the meanings ascribed to them in the Agreement.

         This Note is subject to prepayment in whole or in part without a premium and to acceleration on default at the times and in the manner specified in the Agreement. The maker and all endorsers of this Note hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.













                      Second Amendment to Credit Agreement

         This Note shall have the effect of an instrument executed under the seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

                                       The DeWolfe Company, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer


                                       DeWolfe Relocation Services, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer


                                       Referral Associates of New England, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer


                                       Hillshire House, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer


                                       Real Estate Referral, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer





                      Second Amendment to Credit Agreement

                                       The DeWolfe Insurance Agency, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer


                                       Dollar Dry Dock Real Estate, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer


                                       The Heritage Group, Inc.


                                       /s/ Richard B. DeWolfe
                                       ----------------------
                                       By:  Richard B. DeWolfe
                                       Title:  Treasurer










                      Second Amendment to Credit Agreement

                                       4